Exhibit 99.1

FOR IMMEDIATE RELEASE
May 31, 2006

Novell Reports Financial Results for Second Fiscal Quarter 2006

Year-over-year results show continued growth in Linux and Identity revenues and improvement in overall profitability

WALTHAM, Mass. – May 31, 2006 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its second fiscal quarter ended April 30, 2006. For the quarter, Novell reported revenue of $278 million, compared to revenue of $297 million for the second fiscal quarter 2005. Net income available to common stockholders in the second fiscal quarter 2006 was $3 million or $0.01 per diluted common share. This compared to net loss available to common stockholders of $16 million, or $0.04 loss per diluted common share, for the second fiscal quarter 2005.

On a non-GAAP basis, adjusted net income available to common stockholders for the second fiscal quarter 2006 was $10 million, or $0.03 per diluted common share. This compared to non-GAAP adjusted net income available to common stockholders of $2 million, or $0.01 per diluted common share, for the second fiscal quarter 2005. These amounts exclude stock-based compensation, restructuring and acquired in-process research and development expenses, gains on sale of property, plant and equipment and a legal settlement, long-term investment impairments and related adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders.

In the second fiscal quarter 2006, foreign currency exchange rates unfavorably impacted total revenue by approximately $6 million year-over-year. Foreign currency exchange rates favorably impacted net income by $1 million year-over-year.

During the second fiscal quarter 2006, Novell reported total Open Platform Solutions revenue of $57 million, which was up from $20 million in the year ago period. Total Open Platform Solutions included $46 million from sales of Open Enterprise Server (OES), up $38 million year-over-year, and $10 million of revenue from Linux* Platform Products, up 20% year-over-year.

During the second fiscal quarter 2006, Novell reported $61 million of Systems, Security and Identity Management revenue, up 16% year-over-year.

Combined revenue from OES and NetWare-related products declined 16% from the year ago period.

“While Novell delivered on its financial guidance again this quarter, we have not lost sight of our goal to significantly increase our profitability by the end of fiscal year 2008, ” said Jack Messman, Chairman and CEO of Novell. “We are engaged in many initiatives to grow revenues, increase efficiencies, and lower costs, to enhance shareholder value.”

With regard to the Company's previously announced share repurchase program, Novell repurchased 35 million common shares at a cost of $267 million during the quarter. An additional 16 million common shares were repurchased for $133 million after the quarter's end, resulting in an aggregate repurchase amount of $400 million, or 51 million shares. These repurchases complete the share repurchase program authorized and announced in September 2005 and amended in April 2006.

Cash, cash equivalents and short-term investments were $1.3 billion at April 30, 2006, down $347 million from last quarter primarily due to cash used to repurchase common stock and the acquisition of e-Security. Days sales outstanding in accounts receivable was 66 days at the end of the second fiscal quarter 2006, up from 59 days in the year ago quarter. Deferred revenue was $346 million at the end of the second fiscal quarter 2006, up $25 million or 8% from the prior year. Cash flow from operations was a negative $24 million for the second fiscal quarter 2006, up from a negative $25 million in the second fiscal quarter 2005.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

Financial Outlook

Due to the previously announced sale on May 24, 2006, of Novell's ownership in its management consulting subsidiary, Celerant, Novell will no longer consolidate Celerant's results. Novell expects to report Celerant's partial period results in the third fiscal quarter 2006 as discontinued operations. Accordingly, Novell management provides the following financial guidance:

  Net revenue, excluding Celerant, for the third fiscal quarter 2006 is expected to be between $239 million and $247 million.
  On a non-GAAP basis, net income per diluted common share, excluding Celerant, for the third fiscal quarter 2006 is expected to be $0.03, excluding an estimated $0.03 per share expense from stock-based compensation.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET May 31, 2006, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight ET, June 7. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 8678383.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Open Platform Solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux and identity and resource management strategies, Novell’s ability to take a competitive position in the Linux and identity and resource management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 10, 2006. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers Software for the Open Enterprise™. With more than 50,000 customers in 43 countries, Novell helps customers manage, simplify, secure and integrate their technology environments by leveraging best-of-breed, open standards-based software. With over 20 years of experience, 5,000 employees, 5,000 partners and support centers around the world, Novell helps customers gain control over their IT operating environment while reducing cost. More information about Novell can be found at http://www.novell.com.

_________________

Novell and NetWare are registered trademarks, and Software for the Open Enterprise is a trademark of Novell, Inc. in the United States and other countries. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                                               Novell, Inc.
                                        Consolidated Unaudited Condensed Statements of Operations
                                                 (In thousands, except per share data)

                                                       Fiscal Quarter Ended                      Fiscal Year-to-Date
                                                 ----------------------------------       ----------------------------------
                                                 Apr 30, 2006        Apr 30, 2005          Apr 30, 2006       Apr 30, 2005
                                                 --------------     ---------------       ---------------     --------------
Net revenue:
   Software licenses                                  $ 40,063            $ 45,768              $ 82,165           $ 90,064
   Maintenance and services                            238,253             251,283               470,559            497,115
                                                 --------------     ---------------       ---------------     --------------
Total net revenue                                      278,316             297,051               552,724            587,179
                                                 --------------     ---------------       ---------------     --------------

Cost of revenue:
   Software licenses                                     4,041               4,863                 8,337              9,495
   Maintenance and services                            100,408             112,478               197,374            219,897
                                                 --------------     ---------------       ---------------     --------------
Total cost of revenue                                  104,449             117,341               205,711            229,392
                                                 --------------     ---------------       ---------------     --------------

Gross profit                                           173,867             179,710               347,013            357,787
                                                 --------------     ---------------       ---------------     --------------

Operating expense (income):
    Sales and marketing                                 96,003              98,479               189,212            192,488
    Product development                                 48,328              51,652                93,389            100,645
    General and administrative                          33,377              30,140                68,831             58,380
    Restructuring expenses                                   -               5,361                (1,064)            11,780
    Purchased in-process research and development        2,110                 480                 2,110                480
    Gain on sale of property, plant and equipment       (2,190)                  -                (2,190)            (1,589)
    Gain on litigation settlements                      (1,225)                  -                (1,225)          (447,560)
                                                 --------------     ---------------       ---------------     --------------
Total operating expense (income)                       176,403             186,112               349,063            (85,376)
                                                 --------------     ---------------       ---------------     --------------

Income (loss) from operations                           (2,536)             (6,402)               (2,050)           443,163

Other income, net                                       13,377               7,455                26,079             12,490
                                                 --------------     ---------------       ---------------     --------------

Income before income taxes                              10,841               1,053                24,029            455,653

Income tax expense                                       7,499              16,680                18,822             76,119
                                                 --------------     ---------------       ---------------     --------------

Net income (loss)                                      $ 3,342           $ (15,627)              $ 5,207          $ 379,534
                                                 ==============     ===============       ===============     ==============

Net income (loss) available to
   common stockholders - basic                         $ 3,282           $ (15,752)              $ 5,093          $ 375,310
                                                 ==============     ===============       ===============     ==============

Net income (loss) available to
   common stockholders - diluted                       $ 3,178           $ (15,752)              $ 5,021          $ 378,296
                                                 ==============     ===============       ===============     ==============

Net income (loss) per common share:
    Basic                                               $ 0.01             $ (0.04)               $ 0.01             $ 0.99
    Diluted                                             $ 0.01             $ (0.04)               $ 0.01             $ 0.87

Weighted average shares:
    Basic                                              378,403             378,219               382,095            377,738
    Diluted                                            385,320             378,219               389,657            434,962

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

*The fiscal year-to-date 2005 diluted weighted average shares includes 52 million potential common shares related to convertible debt, which are not included in the current quarter calculation because they are anti-dilutive.

Stock-based compensation expense recorded in above amounts:

                                                       Fiscal Quarter Ended                      Fiscal Year-to-Date
                                                 ----------------------------------       ----------------------------------
                                                 Apr 30, 2006        Apr 30, 2005          Apr 30, 2006       Apr 30, 2005
                                                 --------------     ---------------       ---------------     --------------
Cost of revenue                                        $   923               $   1              $  1,985            $     2
Sales and marketing                                      3,044                 224                 6,576                358
Product development                                      1,750                 329                 4,387                653
General and administrative                               2,013                 398                 8,477                398
                                                 --------------     ---------------       ---------------     --------------
Total stock-based compensation expense                 $ 7,730               $ 952              $ 21,425            $ 1,411
                                                 ==============     ===============       ===============     ==============

                                          Novell, Inc.
                          Consolidated Unaudited Condensed Balance Sheets
                                         (In thousands)

                                                Apr 30, 2006                  Oct 31, 2005
                                              ------------------           -------------------
Assets

Current assets:
    Cash and cash equivalents                         $ 542,074                     $ 811,238
    Short-term investments                              796,967                       843,666
    Receivables, net                                    219,242                       293,627
    Prepaid expenses                                     36,047                        30,777
    Other current assets                                 31,234                        29,745
                                              ------------------           -------------------
Total current assets                                  1,625,564                     2,009,053

Property, plant and equipment, net                      204,274                       212,377
Long-term investments                                    56,856                        54,340
Goodwill                                                454,163                       395,509
Intangible assets, net                                   47,484                        56,421
Deferred income taxes                                     1,582                         1,384
Other assets                                             32,677                        32,774
                                              ------------------           -------------------

Total assets                                         $2,422,600                    $2,761,858
                                              ==================           ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                   $ 46,713                      $ 45,445
    Accrued compensation                                105,146                       113,760
    Other accrued liabilities                            80,022                       131,105
    Income taxes payable                                 57,829                        56,869
    Deferred revenue                                    345,768                       405,751
                                              ------------------           -------------------
Total current liabilities                               635,478                       752,930

Deferred income taxes                                     4,066                         4,537
Senior convertible debentures                           600,000                       600,000
                                              ------------------           -------------------

Total liabilities                                     1,239,544                     1,357,467

Minority interests                                        2,974                         8,555

Preferred stock                                           9,350                         9,350

Stockholders' equity                                  1,170,732                     1,386,486
                                              ------------------           -------------------

Total liabilities and stockholders' equity           $2,422,600                    $2,761,858
                                              ==================           ===================

                                                     Novell, Inc.
                              Consolidated Unaudited Condensed Statements of Cash Flows
                                                   (In thousands)

                                                                    Fiscal Quarter Ended               Fiscal Year-to-Date
                                                                 ----------------------------      ----------------------------
                                                                 Apr 30, 2006   Apr 30, 2005       Apr 30, 2006    Apr 30, 2005
                                                                 -------------  -------------      -------------   ------------

Cash flows from operating activities:
 Net income (loss)                                                    $ 3,342      $ (15,627)           $ 5,207      $ 379,534
 Adjustments to reconcile net income (loss) to net cash (used)
   provided by operating activities:
    Stock-based compensation expense                                    7,730            952             21,425          1,411
    Tax effects of stock-based compensation plans                       1,247          9,000              5,286         13,260
    Excess tax benefits from stock-based compensation                  (1,247)             -             (5,286)             -
    Depreciation and amortization                                      10,867         17,354             22,378         29,790
    Decrease in accounts receivable allowances                         (1,930)          (570)            (4,903)        (5,789)
    Utilization of previously reserved acquired net operating losses    2,976            600              3,520         29,600
    Gain on sale of property, plant and equipment                      (2,190)             -             (2,190)        (1,589)
    Impairment of long-term investments, net of gains                     111            917                498          1,930
    Purchased in-process research and development                       2,110            480              2,110            480
    Changes in current assets and liabilities,
       excluding the effect of acquisitions                           (46,962)       (38,090)           (46,868)       (21,964)
                                                                 -------------  -------------      -------------   ------------

    Net cash (used) provided by operating activities                  (23,946)       (24,984)             1,177        426,663
                                                                 -------------  -------------      -------------   ------------

Cash flows from financing activities:
 Issuance of common stock, net                                          8,206          8,512             18,082         12,979
 Excess tax benefits from stock-based compensation                      1,247              -              5,286              -
 Payment of cash dividends on Series B preferred stock                    (47)             -                (47)          (250)
 Repurchase of common stock - retired                                (267,479)             -           (267,479)             -
                                                                 -------------  -------------      -------------   ------------

    Net cash (used) provided by financing activities                 (258,073)         8,512           (244,158)        12,729
                                                                 -------------  -------------      -------------   ------------

Cash flows from investing activities:
 Purchases of property, plant and equipment                            (6,951)        (6,035)           (14,554)       (11,684)
 Proceeds from the sale of property, plant and equipment                7,258              -              7,258         10,421
 Proceeds from payoff of note receivable                                9,092              -              9,092              -
 Short-term investment activity                                        41,784        274,081             46,258        162,375
 Long-term investment activity                                         (2,758)          (771)            (3,014)        (3,018)
 Cash paid for equity investment in Open Invention Network, LLC             -              -             (4,225)             -
 Cash paid for acquisition of Tally and Immunix, net of cash acquired       -        (33,829)                 -        (33,829)
 Cash paid for acquisition of e-Security, net of cash acquired        (71,550)             -            (71,550)             -
 Purchase of intangible assets                                              -              -                  -        (15,500)
 Other                                                                  2,090         (1,939)             4,552          4,318
                                                                 -------------  -------------      -------------   ------------

    Net cash (used) provided by investing activities                  (21,035)       231,507            (26,183)       113,083
                                                                 -------------  -------------      -------------   ------------

(Decrease) increase in cash and cash equivalents                     (303,054)       215,035           (269,164)       552,475

Cash and cash equivalents - beginning of period                       845,128        771,844            811,238        434,404
                                                                 -------------  -------------      -------------   ------------

Cash and cash equivalents - end of period                           $ 542,074      $ 986,879          $ 542,074      $ 986,879
                                                                 =============  =============      =============   ============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                     Novell, Inc.
                                       Unaudited Non-GAAP Adjusted Earnings Information
                                          (In thousands, except per share data)

                                                             Fiscal Quarter Ended          Fiscal Year-to-Date
                                                          ---------------------------  ---------------------------
                                                          Apr 30, 2006   Apr 30, 2005  Apr 30, 2006    Apr 30, 2005
                                                          ------------- -------------  ------------  -------------
    GAAP diluted net income (loss) available
       to common stockholders                                  $ 3,178     $ (15,752)      $ 5,021      $ 378,296
                                                          ------------- -------------  ------------  -------------

      Pre-tax adjustments:
        Stock-based compensation expense                         7,730           952        21,425          1,411
        Restructuring expenses                                       -         5,361        (1,064)        11,780
        Purchased in-process research and development            2,110           480         2,110            480
        Gains on sale of property, plant and equipment          (2,190)            -        (2,190)        (1,589)
        Gain on litigation settlements                          (1,225)            -        (1,225)      (447,560)
        Transaction costs related to Celerant divestiture          588             -           588              -
        Impairment of long-term investments, net of gains          111           917           498          1,930

      Income tax adjustments:
        Tax adjustments, net                                       209        (1,766)        1,975         (2,404)
        Cumulative tax effect of the Microsoft settlement            -        12,100             -         69,360

      Diluted net income (loss) adjustments:
        Debt interest expense                                        -             -         2,986         (2,986)
        Allocation of earnings to preferred
          and minority stockholders                                (29)          (24)          (86)         3,841
                                                          ------------- -------------  ------------  -------------

      Total net adjustments                                      7,304        18,020        25,017       (365,737)

    Non-GAAP diluted net income available
       to common stockholders                                 $ 10,482       $ 2,268      $ 30,038       $ 12,559
                                                          ============= =============  ============  =============

    GAAP diluted net income (loss) per common share             $ 0.01       $ (0.04)       $ 0.01         $ 0.87
        Adjustments detailed above                                0.02          0.05          0.06          (0.84)
                                                          ------------- -------------  ------------  -------------

    Non-GAAP diluted net income per common share                $ 0.03        $ 0.01        $ 0.07         $ 0.03
                                                          ============= =============  ============  =============

    GAAP diluted weighted average shares                       385,320       378,219       389,657        434,962

      Change in dilution from assumed:
        Conversion of convertible debt                               -             -        52,074        (52,074)
        Conversion of preferred stock                                -             -             -              -
        Stock option exercises                                   4,022         4,035         4,363              -
        Restricted stock and stock-based compensation changes     (315)            -          (618)          (374)
                                                          ------------- -------------  ------------  -------------

    Non-GAAP diluted weighted average shares                   389,027       382,254       445,476        382,514
                                                          ============= =============  ============  =============

    Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                  Novell, Inc.
                                             Consolidated Unaudited Condensed Statements of Operations
                                                    (In thousands, except per share data)

                                                                        Fiscal Year                                               Trailing Four
                                                     Q2 2005%       2005        %     Q1 2006      %      Q2 2006      %      Quarters     %
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------
Net revenue:
   Software licenses                                  $ 45,768   15.4   $ 213,803    17.9    $ 42,102   15.3     $ 40,063   14.4    $ 205,904   17.7
   Maintenance and services                            251,283   84.6     983,893    82.1     232,306   84.7      238,253   85.6      957,337   82.3
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------
Total net revenue                                      297,051  100.0   1,197,696   100.0     274,408  100.0      278,316  100.0    1,163,241  100.0
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Cost of revenue:
   Software licenses                                     4,863    1.6      21,600     1.8       4,297    1.6        4,041    1.5       20,442    1.8
   Maintenance and services                            112,478   37.9     421,519    35.2      96,965   35.3      100,408   36.1      398,996   34.3
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------
Total cost of revenue                                  117,341   39.5     443,119    37.0     101,262   36.9      104,449   37.5      419,438   36.1
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Gross profit                                           179,710   60.5     754,577    63.0     173,146   63.1      173,867   62.5      743,803   63.9
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Operating expense (income):
    Sales and marketing                                 98,479   33.2     382,998    32.0      93,209   34.0       96,003   34.5      379,722   32.6
    Product development                                 51,652   17.4     206,478    17.2      45,061   16.4       48,328   17.4      199,222   17.1
    General and administrative                          30,140   10.1     122,026    10.2      35,454   12.9       33,377   12.0      132,477   11.4
    Restructuring expenses                               5,361    1.8      59,106     4.9      (1,064)  (0.4)           -      -       46,262    4.0
    Purchased in-process research and development          480    0.2         480     0.0           -      -        2,110    0.8        2,110    0.2
    Gain on sale of property, plant and equipment            -      -      (1,589)   (0.1)          -      -       (2,190)  (0.8)      (2,190)  (0.2)
    Gain on litigation settlements                           -      -    (447,560)  (37.4)          -      -       (1,225)  (0.4)      (1,225)  (0.1)
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------
Total operating expense (income)                       186,112   62.7     321,939    26.9     172,660   62.9      176,403   63.4      756,378   65.0
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Income (loss) from operations                           (6,402)  (2.2)    432,638    36.1         486    0.2       (2,536)  (0.9)     (12,575)  (1.1)
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Other income
    Investment income                                    9,323    3.1      43,135     3.6      14,592    5.3       15,590    5.6       55,554    4.8
    Other, net                                          (1,868)  (0.6)     (9,631)   (0.8)     (1,890)  (0.7)      (2,213)  (0.8)      (8,461)  (0.7)
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------
Other income, net                                        7,455    2.5      33,504     2.8      12,702    4.6       13,377    4.8       47,093    4.0
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Income before income taxes                               1,053    0.4     466,142    38.9      13,188    4.8       10,841    3.9       34,518    3.0

Income tax expense                                      16,680    5.6      89,420     7.5      11,323    4.1        7,499    2.7       32,123    2.8
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------  ----------- ------

Net income (loss)                                    $ (15,627)  (5.3)  $ 376,722    31.5     $ 1,865    0.7      $ 3,342    1.2      $ 2,395    0.2
                                                    =========== ====== =========== ======= ==================  =========== ======  =========== ======

Preferred stock dividends                                 (125)  (0.0)       (466)   (0.0)        (47)  (0.0)         (47)  (0.0)
Allocation of earnings to preferred stockholders             -      -      (3,667)   (0.3)         (7)  (0.0)         (13)  (0.0)
                                                    ----------- ------ ----------- ------- ------------------  ----------- ------

Net income (loss) available to
   common stockholders - basic                       $ (15,752)  (5.3)  $ 372,589    31.1     $ 1,811    0.7      $ 3,282    1.2
                                                    =========== ====== =========== ======= ==================  =========== ======

Net income (loss) available to
   common stockholders - diluted                     $ (15,752)  (5.3)  $ 378,159    31.6     $ 1,811    0.7      $ 3,178    1.1
                                                    =========== ====== =========== ======= ==================  =========== ======

Net income (loss) per common share:
   Basic                                               $ (0.04)            $ 0.98              $ 0.00              $ 0.01
   Diluted                                             $ (0.04)            $ 0.86              $ 0.00              $ 0.01

Weighted average shares:
    Basic                                              378,219            379,499             385,787             378,403
    Diluted                                            378,219            440,585             394,534             385,320

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                         Core Novell (without Celerant)
                                             Unaudited Non-GAAP Condensed Statements of Operations*
                                                    (In thousands, except per share data)

                                                  Q2 2005        %       Q3 2005        %      Q4 2005        %       Q1 2006        %      Q2 2006%
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------
Net revenue:
   Software licenses                                $ 45,768     18.1     $ 45,628     18.1      $ 78,111     27.2      $ 42,102    17.4      $ 40,063     16.8
   Maintenance and services                          207,376     81.9      206,754     81.9       209,507     72.8       200,192    82.6       198,663     83.2
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------
Total net revenue                                    253,144    100.0      252,382    100.0       287,618    100.0       242,294   100.0       238,726    100.0
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Cost of revenue:
   Software licenses                                   4,863      1.9        4,475      1.8         7,630      2.7         4,297     1.8         4,041      1.7
   Maintenance and services                           87,185     34.4       80,169     31.8        81,422     28.3        75,966    31.4        76,686     32.1
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------
Total cost of revenue                                 92,048     36.4       84,644     33.5        89,052     31.0        80,263    33.1        80,727     33.8
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Gross profit                                         161,096     63.6      167,738     66.5       198,566     69.0       162,031    66.9       157,999     66.2
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Operating expense:
    Sales and marketing                               90,320     35.7       84,012     33.3        92,014     32.0        83,324    34.4        85,672     35.9
    Product development                               51,324     20.3       50,010     19.8        54,453     18.9        42,423    17.5        46,578     19.5
    General and administrative                        23,353      9.2       25,372     10.1        24,619      8.6        22,580     9.3        24,143     10.1
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------
Total operating expense                              164,997     65.2      159,394     63.2       171,086     59.5       148,327    61.2       156,393     65.5
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Income (loss) from operations                         (3,901)    (1.5)       8,344      3.3        27,480      9.6        13,704     5.7         1,606      0.7
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Other income
    Investment income                                 10,241      4.0       11,515      4.6        13,521      4.7        14,979     6.2        15,700      6.6
    Other, net                                        (1,319)    (0.5)      (3,855)    (1.5)         (816)    (0.3)       (1,500)   (0.6)       (2,434)    (1.0)
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------
Other income, net                                      8,922      3.5        7,660      3.0        12,705      4.4        13,479     5.6        13,266      5.6
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Income before income taxes                             5,021      2.0       16,004      6.3        40,185     14.0        27,183    11.2        14,872      6.2

Income tax expense                                     4,636      1.8        4,270      1.7         9,302      3.2         9,099     3.8         6,584      2.8
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Net income (loss)                                      $ 385      0.2     $ 11,734      4.6      $ 30,883     10.7      $ 18,084     7.5       $ 8,288      3.5
                                                ============= ======== ============  ======= ============= ======== ============= ======= ============= ========

Preferred stock dividends                               (125)    (0.0)        (125)    (0.0)          (91)    (0.0)          (47)   (0.0)          (47)    (0.0)
Allocation of earnings to preferred stockholders           -        -         (121)    (0.0)         (235)    (0.1)          (70)   (0.0)          (34)    (0.0)
                                                ------------- -------- ------------  ------- ------------- -------- ------------- ------- ------------- --------

Net income (loss) available to
   common stockholders - basic                         $ 260      0.1     $ 11,488      4.6      $ 30,557     10.6      $ 17,967     7.4       $ 8,207      3.4
                                                ============= ======== ============  ======= ============= ======== ============= ======= ============= ========

Net income (loss) available to
   common stockholders - diluted                       $ 260      0.1     $ 12,981      5.1      $ 32,050     11.1      $ 19,460     8.0       $ 8,207      3.4
                                                ============= ======== ============  ======= ============= ======== ============= ======= ============= ========

Net income (loss) per common share - diluted          $ 0.00                $ 0.03                 $ 0.07                 $ 0.04                $ 0.02

Weighted average shares - diluted                    382,254               437,189                442,753                449,840               389,027

* The above non-GAAP statements of operations for Core Novell (without Celerant) are provided due to Novell's disposition of Celerant on May 24, 2006.

                                                           Novell, Inc.
                          Unaudited Non-GAAP Adjusted Earnings Information for Core Novell without Celerant
                                              (In thousands, except per share data)

                                                                     Q2 2005     Q3 2005      Q4 2005      Q1 2006      Q2 2006
                                                                   ------------ ----------- ------------ ------------ ------------
    GAAP Novell, Inc. diluted net income (loss) available
       to common stockholders                                        $ (15,752)    $ 1,910     $ (5,043)     $ 1,811      $ 3,178
                                                                   ------------ ----------- ------------ ------------ ------------

      Celerant pre-tax adjustments:
      Non-GAAP Celerant (income) loss before taxes                      (3,739)     (2,552)        (595)         978       (3,095)
        Stock-based compensation expense                                     -           -            -          195           68
        Restructuring expenses                                           1,531         (68)           -            -            -
                                                                   ------------ ----------- ------------ ------------ ------------

      GAAP Celerant (income) loss before taxes                          (2,208)     (2,620)        (595)       1,173       (3,027)

      Core Novell pre-tax adjustments:
        Stock-based compensation expense                                   952        (177)         514       13,500        7,662
        Restructuring expenses                                           3,830       9,442       37,951       (1,064)           -
        Purchased in-process research and development                      480           -            -            -        2,110
        Gain on sale of property, plant and equipment                        -           -            -            -       (2,190)
        Gain on litigation settlement                                        -           -            -            -       (1,225)
        Transaction costs related to Celerant divestiture                    -           -            -            -          588
        Impairment of intangible assets                                      -           -        1,521            -            -
        Impairment of long-term investments, net of gains                  917        (822)         486          387          111

      Income tax adjustments:
        Tax adjustments, net                                               (56)        871       (2,342)       2,224          915
        Cumulative tax effect of the Microsoft settlement               12,100       2,900       (1,700)           -            -

      Diluted net income (loss) adjustments:
        Debt interest expense                                                -       1,493        1,493        1,493            -
        Allocation of earnings to preferred and minority stockholders       (3)        (16)        (235)         (64)          85
                                                                   ------------ ----------- ------------ ------------ ------------

      Total net adjustments                                             16,012      11,071       37,093       17,649        5,029

    Non-GAAP Core Novell (without Celerant) diluted net income
       available to common stockholders                                  $ 260    $ 12,981     $ 32,050     $ 19,460      $ 8,207
                                                                   ============ =========== ============ ============ ============

    GAAP Novell, inc. diluted net income (loss)
      per common share                                                 $ (0.04)     $ 0.00      $ (0.01)      $ 0.00       $ 0.01
        Adjustments detailed above                                        0.04        0.03         0.08         0.04         0.01
                                                                   ------------ ----------- ------------ ------------ ------------

    Non-GAAP Core Novell (without Celerant)
      diluted net income (loss) per common share                        $ 0.00      $ 0.03       $ 0.07       $ 0.04       $ 0.02
                                                                   ============ =========== ============ ============ ============

    GAAP Novell, Inc. diluted weighted average shares                  378,219     380,242      382,279      394,534      385,320

      Change in dilution from assumed:
        Conversion of convertible debt                                       -      52,074       52,074       52,074            -
        Conversion of preferred stock                                        -           -            -            -            -
        Stock option exercises                                           4,035       4,782        8,304        4,003        4,022
        Restricted stock and stock-based compensation changes                -          91           96         (771)        (315)
                                                                   ------------ ----------- ------------ ------------ ------------

    Non-GAAP Core Novell (without Celerant)
      diluted weighted average shares                                  382,254     437,189      442,753      449,840      389,027
                                                                   ============ =========== ============ ============ ============

                                                                 Novell, Inc.
                                               Unaudited Trended Solutions and Segment Revenue
                                                               (In thousands)

                                                                                Fiscal Year                                                     Trailing Four
Revenue by solution                                         Q2 2005%       2005         %      Q1 2006       %       Q2 2006       %       Quarters        %
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

  IT software and solutions

    Systems, security and identity management
      Resource management                                    $ 31,329    10.5    $ 144,358    12.1      $ 33,158   12.1       $ 33,799   12.1      $ 150,018      12.9
      Identity and access management                           16,256     5.5       74,936     6.3        25,548    9.3         22,347    8.0         88,720       7.6
      Other systems, security and identity management products  5,170     1.7       21,022     1.8         4,298    1.6          5,061    1.8         20,376       1.8
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------
    Total systems, security and identity management            52,755    17.8      240,316    20.1        63,004   23.0         61,207   22.0        259,114      22.3
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

    Open platform solutions
      Open Enterprise Server                                    7,827     2.6       85,331     7.1        43,112   15.7         45,719   16.4        166,335      14.3
      Linux platform products                                   8,606     2.9       35,836     3.0        10,382    3.8         10,307    3.7         39,428       3.4
      Other open platform products                              3,541     1.2       17,761     1.5         2,745    1.0          1,101    0.4         12,525       1.1
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------
    Total open platform solutions                              19,974     6.7      138,928    11.6        56,239   20.5         57,127   20.5        218,288      18.8
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

    Workspace solutions
      NetWare and other NetWare-related                        60,463    20.4      193,549    16.2        18,256    6.7         11,566    4.2         94,162       8.1
      Collaboration                                            23,656     8.0       99,422     8.3        23,676    8.6         22,830    8.2         97,932       8.4
      Other workspace products                                  8,879     3.0       30,842     2.6         5,411    2.0          7,210    2.6         28,677       2.5
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------
    Total workspace solutions                                  92,998    31.3      323,813    27.0        47,343   17.3         41,606   14.9        220,771      19.0
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

      Total software-related licenses and maintenance         165,727    55.8      703,057    58.7       166,586   60.7        159,940   57.5        698,173      60.0

    Global services                                            87,417    29.4      336,166    28.1        75,708   27.6         78,786   28.3        322,847      27.8
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

  Total IT software and solutions                             253,144    85.2    1,039,223    86.8       242,294   88.3        238,726   85.8      1,021,020      87.8

  Celerant consulting                                          43,907    14.8      158,473    13.2        32,114   11.7         39,590   14.2        142,221      12.2
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

Total net revenue by solution                               $ 297,051   100.0  $ 1,197,696   100.0     $ 274,408  100.0      $ 278,316  100.0    $ 1,163,241     100.0
                                                          ============ ======= ============ ======= ============= ======  ============= ======   ============  ========

Revenue by segment

  Americas                                                  $ 130,565    44.0    $ 537,198    44.9     $ 133,777   48.8      $ 129,344   46.5      $ 540,772      46.5
  EMEA                                                         99,044    33.3      407,998    34.1        88,836   32.4         86,580   31.1        388,819      33.4
  Asia Pacific                                                 23,535     7.9       94,027     7.9        19,681    7.2         22,802    8.2         91,429       7.9
  Celerant Consulting                                          43,907    14.8      158,473    13.2        32,114   11.7         39,590   14.2        142,221      12.2
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

Total net revenue by segment                                $ 297,051   100.0  $ 1,197,696   100.0     $ 274,408  100.0      $ 278,316  100.0    $ 1,163,241     100.0
                                                          ============ ======= ============ ======= ============= ======  ============= ======   ============  ========

Open Enterprise Server and NetWare-related revenue

  Open Enterprise Server                                      $ 7,827    11.5     $ 85,331    30.6      $ 43,112   70.3       $ 45,719   79.8      $ 166,335      63.9
  NetWare and other NetWare-related                            60,463    88.5      193,549    69.4        18,256   29.7         11,566   20.2         94,162      36.1
                                                          ------------ ------- ------------ ------- ------------- ------  ------------- ------   ------------  --------

Total Open Enterprise Server and NetWare-related revenue     $ 68,290   100.0    $ 278,880   100.0      $ 61,368  100.0       $ 57,285  100.0      $ 260,497     100.0
                                                          ============ ======= ============ ======= ============= ======  ============= ======   ============  ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                Novell, Inc.
                              Unaudited Trended Solutions Revenue by Software Licenses and Maintenance and Services
                                                               (In thousands)

                                                                        Fiscal Year                                            Trailing Four
                                                       Q2 2005%      2005       %     Q1 2006     %      Q2 2006      %     Quarters     %
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
IT software and solutions

  Systems, security and identity management
    Resource management
      Software licenses                                  $ 7,168    2.4   $ 46,539    3.9    $ 6,372    2.3      $ 7,105   2.6     $ 45,896    3.9
      Maintenance and services                            24,161    8.1     97,819    8.2     26,786    9.8       26,694   9.6      104,122    9.0
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                          31,329   10.5    144,358   12.1     33,158   12.1       33,799  12.1      150,018   12.9
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Identity and access management
      Software licenses                                    5,812    2.0     31,714    2.6     11,603    4.2        7,781   2.8       38,243    3.3
      Maintenance and services                            10,444    3.5     43,222    3.6     13,945    5.1       14,566   5.2       50,477    4.3
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                          16,256    5.5     74,936    6.3     25,548    9.3       22,347   8.0       88,720    7.6
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Other systems, security and identity management
     products
      Software licenses                                    1,393    0.5      7,650    0.6      1,114    0.4        1,756   0.6        7,464    0.6
      Maintenance and services                             3,777    1.3     13,372    1.1      3,184    1.2        3,305   1.2       12,912    1.1
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                           5,170    1.7     21,022    1.8      4,298    1.6        5,061   1.8       20,376    1.8
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
  Open platform solutions
    Open Enterprise Server
      Software licenses                                    6,233    2.1     34,862    2.9      9,983    3.6        9,225   3.3       47,837    4.1
      Maintenance and services                             1,594    0.5     50,469    4.2     33,129   12.1       36,494  13.1      118,498   10.2
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                           7,827    2.6     85,331    7.1     43,112   15.7       45,719  16.4      166,335   14.3
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Linux platform products
      Software licenses                                        -      -          -      -          -      -            -     -            -      -
      Maintenance and services                             8,606    2.9     35,836    3.0     10,382    3.8       10,307   3.7       39,428    3.4
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                           8,606    2.9     35,836    3.0     10,382    3.8       10,307   3.7       39,428    3.4
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Other open platform products
      Software licenses                                       28    0.0        268    0.0        404    0.1           74   0.0          718    0.1
      Maintenance and services                             3,513    1.2     17,493    1.5      2,341    0.9        1,027   0.4       11,807    1.0
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                           3,541    1.2     17,761    1.5      2,745    1.0        1,101   0.4       12,525    1.1
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
  Workspace solutions
    NetWare and other NetWare-related
      Software licenses                                   14,622    4.9     52,248    4.4      6,762    2.5        5,876   2.1       29,511    2.5
      Maintenance and services                            45,841   15.4    141,301   11.8     11,494    4.2        5,690   2.0       64,651    5.6
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                          60,463   20.4    193,549   16.2     18,256    6.7       11,566   4.2       94,162    8.1
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Collaboration
      Software licenses                                    5,608    1.9     26,636    2.2      4,891    1.8        4,543   1.6       24,291    2.1
      Maintenance and services                            18,048    6.1     72,786    6.1     18,785    6.8       18,287   6.6       73,641    6.3
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                          23,656    8.0     99,422    8.3     23,676    8.6       22,830   8.2       97,932    8.4
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
    Other workspace products
      Software licenses                                    4,904    1.7     13,886    1.2        973    0.4        3,703   1.3       11,944    1.0
      Maintenance and services                             3,975    1.3     16,956    1.4      4,438    1.6        3,507   1.3       16,733    1.4
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                           8,879    3.0     30,842    2.6      5,411    2.0        7,210   2.6       28,677    2.5
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
  Total software-related licenses and maintenance
      Software licenses                                   45,768   15.4    213,803   17.9     42,102   15.3       40,063  14.4      205,904   17.7
      Maintenance and services                           119,959   40.4    489,254   40.8    124,484   45.4      119,877  43.1      492,269   42.3
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                         165,727   55.8    703,057   58.7    166,586   60.7      159,940  57.5      698,173   60.0
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------

  Global services                                         87,417   29.4    336,166   28.1     75,708   27.6       78,786  28.3      322,847   27.8
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------

Total IT software and solutions
    Software licenses                                     45,768   15.4    213,803   17.9     42,102   15.3       40,063  14.4      205,904   17.7
    Maintenance and services                             207,376   69.8    825,420   68.9    200,192   73.0      198,663  71.4      815,116   70.1
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------
                                                         253,144   85.2  1,039,223   86.8    242,294   88.3      238,726  85.8    1,021,020   87.8
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------

Celerant consulting                                       43,907   14.8    158,473   13.2     32,114   11.7       39,590  14.2      142,221   12.2
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------

Total net revenue
    Software licenses                                     45,768   15.4    213,803   17.9     42,102   15.3       40,063  14.4      205,904   17.7
    Maintenance and services                             251,283   84.6    983,893   82.1    232,306   84.7      238,253  85.6      957,337   82.3
                                                      ----------- ------ ---------- ------ ---------- ------  ----------- -----  ----------- ------

Total net revenue                                      $ 297,051  100.0 $1,197,696  100.0  $ 274,408  100.0    $ 278,316 100.0   $1,163,241  100.0
                                                      =========== ====== ========== ====== ========== ======  =========== =====  =========== ======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                        Novell, Inc.
                Major IT Software and Solutions Included Within Reported Line Items

                         Systems, Security and Identity Management

                                Resource Management

                                      > ZENworks Suite
                                      > ZENworks Patch Management
                                      > ZENworks Asset Management
                                      > ZENworks Linux Management

                                Identity and Access Management

                                      > Identity Manager
                                      > SecureLogin
                                      > iChain
                                      > Sentinel

                                Other Systems, Security and Identity Management Products

                                      > Web Services
                                      > eDirectory

                         Open Platform Solutions

                                Open Enterprise Server

                                      > Open Enterprise Server

                                Linux Platform Products

                                      > SUSE LINUX Enterprise Server
                                      > Linux Desktop

                                Other Open Platform Products

                                      > SUSE LINUX Professional
                                      > SUSE Engineering

                         Workspace Solutions

                                NetWare and Other NetWare-Related

                                      > NetWare
                                      > Small Business Suite
                                      > Cluster Services

                                Collaboration

                                      > GroupWise

                                Other Workspace Products

                                      > BorderManager

                         Global Services

                                > IT Consulting Services
                                > Technical Support Services
                                > Training Services